DEBENTURE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”), dated as of December 13, 2012, by and among SEFE, Inc., aNevada corporation, (the “Company”) and Riverbend LLC, a Nevada limited liability company(“Noteholder”).

WITNESSETH:

WHEREAS, the Company and the Noteholder are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 3(a)(9), Section 4(2), Rule 506 of Regulation D, or any or all such exemptions as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Noteholder is the record and beneficial owner, of the 8% debenture in the original principal amount of $200,000, dated the 25th day of April, 2012, pursuant to the terms of which the Company is obligated to pay to Noteholder the original principal amount as well as interest accrued to date (the “Debenture”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Noteholder, as provided herein, and the Noteholder shall accept 2,500,000 shares of the Company's common stock, par value $0.001 (the “Common Stock”) in conversion and satisfaction of the sum of $79,710 to be applied first to interest accrued to date and the balance to principal owing under the terms of the Debenture (as converted, the “Conversion Shares”);

WHEREAS, no commission or other remuneration will be paid or given, directly or indirectly, in connection with the conversion or redemption of the Debenture;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit A (the “Irrevocable Transfer Agent Instructions”); and

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Noteholderhereby agree as follows:

1. CONVERSION OF CONVERTIBLE NOTE.

Conversion of a Portion of Debenture. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Company agrees to exchange and issue to Noteholder a total of 2,500,000 Conversion Shares.

2. NOTEHOLDER'S REPRESENTATIONS AND WARRANTIES.

TheNoteholder represents and warrants that:

(a) Investment Purpose. TheNoteholderacquired the Debenture and, upon conversion of the Debenture, the Noteholder will acquire the Conversion Shares for its own account. So long such Noteholder is not an “Affiliate” of the Company as that terms is defined in Rule 501 of Regulation D under the 1933 Act, and so long as SEFE has complied with the periodic reporting requirements of the Exchange Act, the Noteholder may dispose of all or any part of the Conversion Shares at any time in accordance with the exemption from registration in Rule 144of the 1933 Act covering such Conversion Shares or another available exemption under the 1933 Act.

(b)Investor Status. TheNoteholder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D and is not an “Affiliate” as that term is defined in Rule 501(b) of Regulation D of the 1933 Act.

(c) Reliance on Exemptions. The Noteholder understands that the Conversion Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Noteholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such

Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of such Noteholder to acquire such securities.

(d) Information. The Noteholder and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision regarding its purchase of the Conversion Shares, which have been requested by such Noteholder. The Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Noteholder or its advisors, if any, or its representatives shall modify, amend or affect such Noteholder's right to rely on the Company's representations and warranties contained in Section 3 below. The Noteholder understands that its investment in the Conversion Shares involves a high degree of risk. The Noteholder is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Noteholder to obtain information from the Company in order to evaluate the merits and risks of this investment. The Noteholder has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Conversion Shares.

(e) No Governmental Review. The Noteholder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Conversion Shares, or the fairness or suitability of the investment in the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Conversion Shares.

(f) Issuance and Transfer or Resale. The Noteholder understands that (i) issuance of the Conversion Shares has not been and is not being registered under the 1933 Act or any state securities laws in reliance on the exemption from such registration in Section 3(a)(9) of the 1933 Act, (ii) any sale, assignment or transfer by the Noteholder may be made pursuant to the exemption from such registration in Rule 144of the 1933 Act; (ii) that any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) (“Rule 144”) will be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) will comply with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iv) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g) No Stop Transfer. The Noteholder understands that the no stop transfer order shall be placed against transfer of such stock certificates.

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of theNoteholder and is a valid and binding agreement of theNoteholder enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i) Receipt of Documents. The Noteholder and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Irrevocable Transfer Agent Instructions; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and (iii) answers to all questions the Noteholder submitted to the Company regarding an investment in the Company; and the Noteholder has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j) Due Formation of Noteholder. Noteholder has been formed and validly exists and has not been organized for the specific purpose of purchasing the Conversion Shares and is not prohibited from doing so.

(k) No Legal Advice From the Company. The Noteholder acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Noteholder is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Noteholder:

(a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Irrevocable Transfer Agent Instructions, and any related agreements, and to issue the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Irrevocable Transfer Agent Instructions (as defined herein) and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Conversion Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Irrevocable Transfer Agent Instructions and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Irrevocable Transfer Agent Instructions and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing this Agreement, the Irrevocable Transfer Agent Instructions and any related agreements knows of no reason why the Company cannot perform any of the Company's other obligations under such documents.

(c) Issuance of Securities. The Conversion Shares issuable upon conversion of the Debenture have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the terms of this Agreement the Conversion Shares will be duly issued, fully paid and nonassessable.

(d) Acknowledgment Regarding Noteholder's Purchase of the Conversion Shares. The Company acknowledges and agrees that: (i) no commission or other remuneration will be paid or given, directly or indirectly, in connection with the conversion or redemption of the Debenture, (ii) the Noteholder is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby, (iii) the Debenture is a bona fide obligation of the Company and was originally entered into more than one (1) year prior to the date hereof. The Company further acknowledges that the Noteholder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Noteholder or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Noteholder's purchase of the Conversion Shares. The Company further represents to the Noteholder that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(e) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Conversion Shares.

(f) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Conversion Shares under the 1933 Act or cause this offering of the Conversion Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act.

4. COVENANTS.

Form D. The Company agrees to file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof to the Noteholder promptly after such filing.

Fees and Expenses. The Company and the Noteholder shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement and the Irrevocable Transfer Agent Instructions.

5. TRANSFER AGENT INSTRUCTIONS.

The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Noteholder as its agent for purpose of having certificates issued, registered in the name of the Noteholder or its respective nominee, for the Conversion Shares upon conversion of the Debenture. The Company shall instruct the Transfer Agent that such certificates shall bear no restrictive legend if the Noteholder provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Noteholder of any of the Conversion Shares is not required under the 1933 Act.Nothing in this Section 5 shall affect in any way the Noteholder's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares.

6. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Harris County, Texas, and expressly consent to the jurisdiction and venue of the State or Federal Court, sitting in Spokane, Washington and the United States District Court for the Southern District of Texas sitting in Houston, Texas for the adjudication of any civil action asserted pursuant to this Paragraph.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Noteholder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Noteholder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Noteholder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(g) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the Noteholder and the Company have caused this Note Conversion Agreement to be duly executed as of the date first written above.

COMPANY:

NOTEHOLDER

SEFE, Inc. By: ____________________________ Donald C. Johnson , Chief Executive Officer	Riverbend LLC, a Nevada limited liability company By: ____________________________ Craig Goodman, Managing Member

EXHIBIT A

LETTERHEAD OF SEFE, INC.

December 13, 2012

Island Stock Transfer

15500 Roosevelt Blvd, Suite 301

Clearwater, FL 33760

Ladies and Gentlemen:

SEFE, Inc., a Nevada corporation, (the “Company”), and Riverbend LLC(the “Noteholder”) have entered into a Note Conversion Agreement dated as of December 13, 2012 (the “Agreement”) providing for the issuance of 2,500,000 shares of common stock of the Company (“Conversion Shares”) in exchange and conversion of a promissory note with a remaining unpaid principal and accrued interest balance of $_________ (the “Note”).

You are hereby irrevocably authorized and instructed to issue 2,500,000 shares of Common Stock of the Company for partial conversion of the Note in accordance with the Debenture Conversion Agreement.  You are hereby further irrevocably authorized and directed to issue the shares of Common Stock s upon your receipt of a written request duly executed by Riverbend LLC.

The Company hereby confirms to you that the shares have not been registered under the Securities Act of 1933 or otherwise.  However, the Noteholder represents that it is not an “Affiliate” as that term is defined in Rule 501(b) of Regulation D of the Securities Act of 1933, the shares may be issued and resold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, such shares should be transferred, at the option of the Noteholder as specified in the Notice of Conversion, either (i) electronically by crediting the account of Riverbend, LLC DRS account held at Island Stock Transfer, or (ii) in certificated form, and you should remove all stoptransfer instructions relating to such shares.

The Noteholder is intended to be and are third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of theNoteholder.

Very truly yours,

SEFE, INC.

By: ____________________________

Donald C. Johnson, Chief Executive Officer

Acknowledged:

Transfer Agent

By: ______________________________

Name: ____________________________

Title: _____________________________